abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Fund

abrdn Global Equity Impact Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 19, 2024 to each Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 29, 2024, as supplemented to date (the “Prospectus” and “SAI,” respectively)

In anticipation of the departure of Dominic Byrne, portfolio manager of the abrdn U.S. Sustainable Leaders Fund and abrdn Global Equity Impact Fund, from abrdn at the end of April 2024, all references to Dominic Byrne in the Prospectus and SAI are deleted effective immediately.

Accordingly, effective immediately, the following replaces the Portfolio Managers table for the abrdn U.S. Sustainable Leaders Fund in the section entitled, “Summary — abrdn U.S. Sustainable Leaders Fund — Portfolio Managers” on page 68 of the Prospectus:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023
Jamie Mills O’Brien, CFA®	Investment Director	2023

Effective immediately, the following replaces the Portfolio Managers table for the abrdn Global Equity Impact Fund in the section entitled, “Summary — abrdn Global Equity Impact Fund — Portfolio Managers” on page 111 of the Prospectus:

Name	Title	Served on the Fund Since
Sarah Norris	Head of ESG - Equities	2019*

* Includes service to Predecessor Fund.

Please retain this Supplement for future reference